EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ken Williams, in the capacities and on the date indicated below, hereby certifies that pursuant to the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 23, 2013

By:	/s/ Ken Williams
Name:	Ken Williams
Title:	Chief Executive Officer, President, Secretary and Director

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.